united states
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020

Inphi CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34942 (Commission File Number)	77-0557980 (I.R.S. Employer Identification No.)

110 Rio Robles
San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 217-7300
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IPHI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

Merger Agreement

On October 29, 2020, Inphi Corporation (“Inphi”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Marvell Technology Group Ltd., a Bermuda exempted company (“Marvell”), Maui HoldCo, Inc., a Delaware corporation and a wholly-owned subsidiary of Marvell (“HoldCo”), Maui Acquisition Company Ltd, a Bermuda exempted company and a wholly-owned subsidiary of HoldCo (“Bermuda Merger Sub”) and Indigo Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of HoldCo (“Delaware Merger Sub”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Bermuda Merger Sub will merge with and into Marvell, with Marvell surviving the merger as a wholly-owned subsidiary of HoldCo (the “Bermuda Merger”), followed immediately by the merger of Delaware Merger Sub with and into Inphi, with Inphi surviving the merger as a wholly-owned subsidiary of HoldCo (the “Delaware Merger” and, together with the Bermuda Merger, the “Mergers”). The board of directors of Inphi, Marvell, HoldCo, Bermuda Merger Sub and Delaware Merger Sub, respectively, have unanimously approved the Merger Agreement and the Mergers, as applicable.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, (i) at the effective time of the Bermuda Merger, all issued and outstanding common shares of Marvell (other than shares held by Marvell in Marvell’s treasury or held by HoldCo, Bermuda Merger Sub or any other subsidiary of Marvell) will be automatically converted into the right to receive one share of common stock of HoldCo (“HoldCo Common Stock”) and (ii) at the effective time of the Delaware Merger, all outstanding shares of common stock of Inphi (other than (i) shares held by Inphi (or held in Inphi’s treasury) or held by Marvell, Delaware Merger Sub or any other subsidiary of Marvell or held, directly or indirectly, by any subsidiary of Inphi or (ii) shares with respect to which appraisal rights are properly exercised and not withdrawn under Delaware law)  will be automatically converted into the right to receive 2.323 shares of HoldCo Common Stock and $66 in cash, without interest, plus cash in lieu of any fractional shares of HoldCo Common Stock.

The Merger Agreement contains customary representations and warranties of Marvell and Inphi relating to their respective businesses and public filings, in each case generally subject to a materiality and “Material Adverse Effect” qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of Inphi, including a covenant to conduct its business in the ordinary course in all material respects and in accordance with past practice and to refrain from taking certain actions without Marvell’s consent. Both Inphi and Marvell have agreed not to solicit proposals, provide information to third parties, or enter into discussions, in each case, relating to specified alternative transaction proposals, or recommend or enter into agreements relating to certain specified alternative transactions, subject, in each case, to certain exceptions that would permit each party to consider and recommend certain superior proposals if the failure to do so would be inconsistent with their respective boards of directors’ fiduciary duties, or to terminate the Merger Agreement to accept certain superior proposals if the failure to do so would be inconsistent with the board of directors’ fiduciary duties.
Consummation of the Mergers is subject to various conditions, including, among others, (a) adoption of the Merger Agreement by Inphi’s stockholders; (b) the approval of the Bermuda Merger by Marvell’s shareholders; (c) the effectiveness of a registration statement on Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) by HoldCo in connection with the issuance of HoldCo Common Stock in the Mergers; (d) the approval of the listing of HoldCo Common Stock on The Nasdaq Stock Market LLC; and (e) the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other regulatory clearances. The obligation of each party to consummate the Mergers is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), the other party having performed in all material respects its covenants and obligations under the Merger Agreement and the absence of a “Material Adverse Effect” on the other party (as defined in the Merger Agreement).

The Merger Agreement also provides the parties with rights to terminate the Merger Agreement in certain circumstances, including if the Mergers have not been consummated by June 29, 2021 (which may be extended up to March 1, 2022 in order to satisfy certain regulatory closing conditions), if either party fails to obtain the necessary approvals for the Mergers from its stockholders, or if there is an order permanently restraining, enjoining, or otherwise prohibiting either Merger.

If the Merger Agreement is terminated under certain circumstances, an alternative acquisition proposal had previously been made with respect to Inphi, and within 12 months of the termination of the Merger Agreement, Inphi enters into a definitive agreement for certain extraordinary corporate transactions or completes any such transaction, Inphi would be obligated to pay Marvell a fee equal to $300 million. Inphi would also be obligated to pay this fee if the Merger Agreement is terminated because of certain triggering events by Inphi, including Inphi’s board of directors changing or withdrawing its recommendation regarding the Mergers, or failing to reaffirm its’ support for the Mergers in certain circumstances. Additionally, Inphi would be obligated to pay this fee if it elects to terminate the Merger Agreement to enter into certain superior acquisition transactions.

If the Merger Agreement is terminated because of certain triggering events by Marvell, including Marvell’s board of directors changing or withdrawing its recommendation regarding the Mergers, or failing to reaffirm its support for the Mergers in certain circumstances, Marvell would be obligated to pay Inphi a fee equal to $400 million. Marvell would also be obligated to pay this fee if it elects to terminate the Merger Agreement to enter into certain superior acquisition transactions. Additionally, if the Merger Agreement is terminated due to failure to receive certain regulatory approvals or because of the existence of certain government orders or litigations, Marvell would be obligated to pay Inphi a fee equal to $460 million.

If the Merger Agreement is terminated due to the failure to obtain Inphi’s stockholder approval or Marvell’s shareholder approval, the party whose stockholders did not approve the transaction will be obligated to reimburse the other party for its fees, costs and other expenses related to the Merger Agreement (including legal fees, financial advisory fees, and consultant fees), up to a maximum of $25.0 million.

In connection with the Mergers, Marvell delivered to Inphi a copy of (i) an executed 364-day bridge facility commitment letter, dated as of October 29, 2020, among Marvell, Holdco and JPMorgan Chase Bank, N.A. (“JPMorgan”) and (ii) an executed facilities commitment letter, dated as of October 29, 2020, among Marvell, Holdco and JPMorgan, pursuant to which JPMorgan has committed, subject to customary conditions, to lend initially to Marvell and on and after the closing date of the Mergers, HoldCo, up to $4,000,000,000 of bridge and term loans for the purpose of funding the Mergers on the closing date (the “Debt Financing”). Marvell’s obligations pursuant to the Merger Agreement are not conditioned on Marvell obtaining the Debt Financing.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by each party in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in parties’ public disclosures. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the parties.

Item 8.01     Other Events.

On October 29, 2020, Inphi distributed the following materials, copies of which are attached hereto as Exhibits 99.1 through 99.6 and are incorporated herein by reference:

●	CEO Letter (Exhibit 99.1)

●	Presentation to Employees (Exhibit 99.2)

●	Employee FAQs (Exhibit 99.3)

●	Letter to Customers and Partners (Exhibit 99.4)

●	Marvell – Inphi Conference Call Transcript (Exhibit 99.5)

●	Investor Presentation (Exhibit 99.6)

Additional Information and Where to Find It

In connection with the proposed transaction between Marvell (“Marvell”) and Inphi (“Inphi”), Marvell and Inphi will file relevant materials with the SEC and will cause the newly formed company which will become the holding company of Marvell and Inphi following the transaction (“HoldCo”) to file a registration statement on Form S-4 that will include a joint proxy statement of Marvell and Inphi that also constitutes a prospectus of HoldCo referred to as a joint proxy statement/prospectus. A definitive joint proxy statement/prospectus will be mailed to shareholders of Marvell and stockholders of Inphi. INVESTORS AND SECURITY HOLDERS OF Marvell and Inphi ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Marvell or Inphi through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Marvell will be available free of charge on Marvell’s website at www.Marvell.com or by contacting Marvell’s Investor Relations Department at ir@marvell.com. Copies of the documents filed with the SEC by Inphi will be available free of charge on Inphi’s website at www.inphi.com or by contacting Inphi’s Investor Relations Department at (408) 606-6524.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Participants in the Solicitation

Marvell, Inphi, their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Marvell is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 23, 2020, and its proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on May 28, 2020. Information about the directors and executive officers of Inphi is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 2, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 21, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

DISCLOSURE NOTICE: This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, related to Marvell, Inphi, and the proposed acquisition of Inphi by Marvell. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of Inphi, Marvell or the combined company. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, intend, plan, may, will, could and should and the negative of these terms or other similar expressions. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, including future financial and operating results, plans, objectives, expectations and intentions; the anticipated timing of closing of the acquisition; and the methods Marvell will use to finance the cash portion of the transaction. In addition, all statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to customers, vendors, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transaction — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory and stockholder approvals) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against Marvell, Inphi or the combined company; the impact of the COVID-19 pandemic on Marvell and Inphi or on any of their customers or suppliers; the failure to protect proprietary or personally identifiable data against unauthorized access or unintended release; the ability to retain key personnel; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the capital stock of Marvell and Inphi, and on Marvell’ and Inphi’s operating results; risks relating to the value of the HoldCo shares to be issued in the transaction; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; the financing of the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.
A further description of risks and uncertainties relating to Marvell and Inphi can be found in their respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

Neither Marvell nor Inphi intends to update the forward-looking statements contained in this document as the result of new information or future events or developments, except as required by law.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

2.1*
Agreement and Plan of Merger and Reorganization dated as of October 29, 2020 by and among Marvell Technology Group Ltd., Maui HoldCo, Inc., Maui Acquisition Company Ltd., Indigo Acquisition Corp. and Inphi Corporation.

99.1	CEO Letter

99.2	Presentation to Employees

99.3	Employee FAQs

99.4	Letter to Customers and Partners

99.5	Marvell – Inphi Conference Call Transcript

99.6	Investor Presentation

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*
Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2020

INPHI CORPORATION

By:	/s/ Richard Ogawa
Richard Ogawa
General Counsel